                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement             [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

[X] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
              NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

--------------------------------------------------------------------------------

(2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

(3) Filing party:

--------------------------------------------------------------------------------

(4) Date filed:

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

NOTICE OF ANNUAL MEETINGS                                     333 West Wacker Drive
OF SHAREHOLDERS -                                             Chicago, Illinois
NOVEMBER 19, 1997                                             60606
                                                              800-257-8787

NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND
NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND
NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND
NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND
NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC.
NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED NEW YORK PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND
NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN WASHINGTON PREMIUM INCOME MUNICIPAL FUND

October 14, 1997

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen New York Municipal Value Fund, Inc. ("New York Value"), Nuveen New York Performance Plus Municipal Fund, Inc. ("New York Performance"), Nuveen New York Investment Quality Municipal Fund, Inc. ("New York Investment"), Nuveen New York Select Quality Municipal Fund, Inc. ("New York Select"), Nuveen New York Quality Income Municipal Fund, Inc. ("New York Quality"), and Nuveen Insured New York Premium Income Municipal Fund, Inc. ("Insured New York"), each a Minnesota corporation, and Nuveen Connecticut Premium Income Municipal Fund ("Connecticut Premium"), Nuveen Georgia Premium Income Municipal Fund ("Georgia Premium"), Nuveen Maryland Premium Income Municipal Fund ("Maryland Premium"), Nuveen Massachusetts Premium Income Municipal Fund ("Massachusetts Premium"), Nuveen Missouri Premium Income Municipal Fund ("Missouri Premium"), Nuveen North Carolina Premium Income Municipal Fund ("North Carolina Premium"), Nuveen Virginia Premium Income Municipal Fund ("Virginia Premium") and Nuveen Washington Premium Income Municipal Fund ("Washington Premium"), each a Massachusetts business trust (individually, a "Fund" and, collectively, the "Funds"), will be held in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, November 19, 1997, at 10:00 a.m., Chicago time, for the following purposes and to transact such other business, if any, as may properly come before the meeting:

1. To elect Members to the Board of each Fund as outlined below:

    a. For each Fund except New York Value, to elect eight (8) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified;

        i.) six (6) Board Members to be elected by the holders of common shares and Municipal Auction Rate Cumulative Preferred ("MuniPreferred"), voting together as a single class, and;

        ii.) two (2) Board Members to be elected by the holders of MuniPreferred only voting as a single class.

    b. For New York Value, to elect three (3) Board Members for a three year term and until their successors shall have been duly elected and qualified.

2. To ratify the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

Shareholders of record of each Fund at the close of business on September 22, 1997 are entitled to notice of and to vote at that Fund's Annual Meeting.

IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT YOUR ANNUAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Assistant Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
OCTOBER 14, 1997                                              Chicago, Illinois
                                                              60606
                                                              800-257-8787

NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND
NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND
NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND
NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND
NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC.
NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED NEW YORK PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND
NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN WASHINGTON PREMIUM INCOME MUNICIPAL FUND

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Board of Trustees, as the case may be, (each a "Board" and each director or trustee a "Board Member") of each of Nuveen Connecticut Premium Income Municipal Fund ("Connecticut Premium"), Nuveen Georgia Premium Income Municipal Fund ("Georgia Premium"), Nuveen Maryland Premium Income Municipal Fund ("Maryland Premium"), Nuveen Massachusetts Premium Income Municipal Fund ("Massachusetts Premium"), Nuveen Missouri Premium Income Municipal Fund ("Missouri Premium"), Nuveen New York Municipal Value Fund, Inc. ("New York Value"), Nuveen New York Performance Plus Municipal Fund, Inc. ("New York Performance"), Nuveen New York Investment Quality Municipal Fund, Inc. ("New York Investment"), Nuveen New York Select Quality Municipal Fund, Inc. ("New York Select"), Nuveen New York Quality Income Municipal Fund, Inc. ("New York Quality"), Nuveen Insured New York Premium Income Municipal Fund, Inc. ("Insured New York"), Nuveen North Carolina Premium Income Municipal Fund ("North Carolina Premium"), Nuveen Virginia Premium Income Municipal Fund ("Virginia Premium") and Nuveen Washington Premium Income Municipal Fund ("Washington Premium") (individually, a "Fund" and, collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on November 19, 1997 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares of that Fund will be voted accordingly. If no choice is so specified, the shares of each Fund (except New York Value) will be voted: FOR the election of the six Board nominees to be elected by all shareholders and the two Board nominees to be elected by holders of Municipal Auction Rate Cumulative Preferred Shares ("MuniPreferred(R)"), as listed in this Joint Proxy Statement (except that for New York Value, the shares will be voted FOR the election of the three Board nominees to be elected by all shareholders); and FOR ratification of the selection of Ernst & Young LLP as each Fund's independent auditors. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending that Annual Meeting and voting in person.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Fund's Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

The following table indicates which shareholders are solicited with respect to each matter:

-----------------------------------------------------------------------------------
                    Matter                        Common Shares     MuniPreferred
-----------------------------------------------------------------------------------
 Election of Board Members by all Shareholders   X                X
 (except New York Value) (Robert Bremner,
 Lawrence Brown, Anthony Dean, Anne
 Impellizzeri, Peter Sawers and Judith
 Stockdale nominated)
-----------------------------------------------------------------------------------
 Election of Board Members by MuniPreferred                       X
 only (except New York Value) (William
 Schneider and Timothy Schwertfeger nominated)
-----------------------------------------------------------------------------------
 Election of Board Members for New York Value    X                N/A
 by all Shareholders (Robert Bremmer, William
 Schneider, Judith Stockdale nominated)
-----------------------------------------------------------------------------------
 Ratify Selection of Auditors                    X                X (N/A New York
                                                                    Value)
-----------------------------------------------------------------------------------

A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of MuniPreferred of each Fund (except New York Value), 33 1/3% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspector of election appointed for that Annual Meeting. The inspector of election will determine whether or not a quorum is present at the Annual Meeting. The inspector of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matters submitted for a vote of the shareholders of Connecticut Premium, Georgia Premium, Maryland Premium, Massachusetts Premium, Missouri Premium, North Carolina Premium, Virginia Premium and Washington Premium, abstentions and broker non-votes will have no effect on the election of Board Members and will have the same effect as shares voted against ratification of the selection of independent auditors. For purposes of determining the approval of the matters submitted for a vote of the shareholders of New York Value, New York Performance, New York Investment, New York Select, New York Quality and Insured New York (collectively, the "New York Funds"), abstentions and broker non-votes will have the same effect as shares voted against the election of Board Members and against ratification of the selection of independent auditors. The details of each proposal to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

As of September 22, 1997, there were issued and outstanding: 5,162,128 Common Shares and 1,532 shares of MuniPreferred, Series TH of Connecticut Premium; 3,720,269 Common Shares and 1,112 shares of MuniPreferred, Series TH of Georgia Premium; 10,363,051 Common Shares and 1,404 shares of MuniPreferred, Series W and 1,760 shares of MuniPreferred, Series TH of Maryland Premium; 4,613,447 Common Shares and 1,360 shares of MuniPreferred, Series TH of Massachusetts Premium; 2,138,087 Common Shares and 640 shares of MuniPreferred, Series TH of Missouri Premium; 15,004,145 shares of New York Value; 14,668,484 shares of Common Stock and 1,600 shares of MuniPreferred, Series M, 2,000 shares of MuniPreferred, Series W and 572 shares of MuniPreferred, Series F of New York Performance; 17,391,211 shares of Common Stock and 2,400 shares of each series of MuniPreferred, Series T and F of New York Investment; 22,852,015 shares of Common Stock and 2,400 shares of MuniPreferred, Series W and 3,600 shares of MuniPreferred, Series TH of New York Select; 23,589,592 shares of Common Stock and 2,200 shares of each series of MuniPreferred, Series M and W and 2,400 shares of MuniPreferred, Series TH of New York Quality; 8,217,560 shares of Common Stock and 1,320 shares of MuniPreferred, Series M and 1,280 shares of MuniPreferred, Series T of Insured New York; 6,236,788 Common Shares and 1,872 shares of MuniPreferred, Series TH of North Carolina Premium; 8,519,474 Common Shares and 832 shares of MuniPreferred, Series T and 1,720 shares of MuniPreferred, Series TH of Virginia Premium; and 2,320,051 Common Shares and 680 shares of MuniPreferred, Series TH of Washington Premium. Those persons who were shareholders of record at the close of business on September 22, 1997 will be entitled to one vote for each share held.

This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about October 14, 1997.

1. ELECTION OF BOARD MEMBERS OF EACH FUND

At each Fund's Annual Meeting (except New York Value), eight (8) Board Members are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents (except New York Value), under normal circumstances holders of MuniPreferred are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and MuniPreferred, voting together as a single class. Pursuant to the organizational documents of New York Value, the Board is divided into three classes, with each class being elected to serve a term of three years. For New York Value, three (3) Board Members are to be elected to serve for a three year term.

FOR CONNECTICUT PREMIUM, GEORGIA PREMIUM, MARYLAND PREMIUM, MASSACHUSETTS PREMIUM, MISSOURI PREMIUM, NEW YORK PERFORMANCE, NEW YORK INVESTMENT, NEW YORK SELECT, NEW YORK QUALITY, INSURED NEW YORK, NORTH CAROLINA PREMIUM, VIRGINIA PREMIUM AND WASHINGTON PREMIUM. As indicated above, holders of MuniPreferred are entitled to elect two of the Board Members. Messrs. Schneider and Schwertfeger are nominees for election by holders of MuniPreferred. The six remaining Board Members are to be elected by holders of the Common Shares and the Preferred Shares, voting together as a single class. Messrs. Bremner, Brown, Dean, and Sawers and Mses. Impellizzeri and Stockdale are nominees for election by all shareholders.

FOR NEW YORK VALUE. The Board of New York Value has designated Robert P. Bremner, William J. Schneider and Judith M. Stockdale as Class III Board Members and as the nominees for Board Members for a term expiring at the Annual Meeting of Shareholders in the year 2000, and until their successors have been duly elected and qualified. The remaining Board Members, Messrs. Brown, Dean, Sawers and Schwertfeger and Ms. Impellizzeri are current, and continuing, Board Members of New York Value. The term of Messrs. Brown, Sawers and Schwertfeger as Class I Board Members expires in 1998. The term of Ms. Impellizzeri and Mr. Dean as Class II Board Members expires in 1999.

The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting of the New York Funds will be required to elect the Board Members of those Funds. For Connecticut Premium, Georgia Premium, Maryland Premium, Massachusetts Premium, Missouri Premium, North Carolina Premium, Virginia Premium and Washington Premium, the affirmative vote of a plurality of the shares present and entitled to vote at those Funds' Annual Meeting will be required to elect the Board Members of those Funds.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board.

The table below shows each nominee's age, principal occupations and other business affiliations, the year in which each nominee was first elected or appointed a Board Member of each Fund and the number of Common Shares of the Funds and of all Nuveen Funds managed by Nuveen Advisory Corp. (excluding money market funds) that each nominee beneficially owned as of September 15, 1997. Messrs. Brown, Dean, Sawers and Schwertfeger and Ms. Impellizzeri were last elected to the Board at the 1996 annual meeting of shareholders, except for New York Value which only elected Class II Board Members. Messrs. Bremner and Schneider were appointed to each Fund's Board in May 1997 and will be standing for election by each Fund's shareholders for the first time at the Annual Meeting. Mr. Bremner was appointed to fill the vacancy that existed on each Fund's Board and the appointment of Mr. Schneider was made in connection with an expansion in the size of the Board. In addition, Ms. Stockdale will also be standing for election by each Fund's shareholders for the first time at the Annual Meeting. Ms. Stockdale was appointed to the Board of each Fund effective July 1, 1997 to fill a vacancy which occurred upon the retirement of Margaret K. Rosenheim from each Fund's Board on July 30, 1997. Pursuant to the term limits set by the Board, Mrs. Rosenheim was not eligible for reelection. The Board and management of the Nuveen Funds wish to express their appreciation to Mrs. Rosenheim for her contributions to the Nuveen Funds.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES
--------------------------------------------------------------------------------

                                                                          FULL COMMON SHARES
                                                                          BENEFICIALLY OWNED
                                                                          SEPTEMBER 15, 1997
                                                                     -----------------------
                                                                                     ALL
NAME, AGE AND PRINCIPAL OCCUPATIONS OF      YEAR FIRST ELECTED        THE          NUVEEN
 NOMINEES AS OF SEPTEMBER 15, 1997(1)     OR APPOINTED A TRUSTEE     FUNDS        FUNDS(2)
--------------------------------------------------------------------------------------------
Robert P. Bremner, 57(3)                1997--All Funds                  0           893(4)
Board Member of the Funds; private
investor and management consultant.
Lawrence H. Brown, 63(5)                1993--All Funds                  0         3,958
Board Member of the Funds; retired in
August 1989 as Senior Vice President
of The Northern Trust Company.
*Anthony T. Dean, 52(6)                 1996--All Funds                  0        15,513(7)
Board Member and President of the
Funds (since July 1996); Chairman
(since July 1996) and Trustee (since
July 1994) of the Nuveen Select
Tax-Free Portfolios advised by Nuveen
Institutional Advisory Corp.;
President (since July 1996) and
Director of The John Nuveen Company,
John Nuveen & Co. Incorporated, Nuveen
Advisory Corp. and Nuveen
Institutional Advisory Corp.; Director
and President (since January 1997) of
Nuveen Asset Management Inc.; Director
(since September 1997) of Rittenhouse
Financial Services, Inc.
Anne E. Impellizzeri, 64(6)             1994--All Funds              1,000(8)      2,000
Board Member of the Funds; President
and Chief Executive Officer of
Blanton-Peale Institute.
Peter R. Sawers, 64(5)                  1991--New York Value             0         9,241
Board Member of the Funds; Adjunct            New York Performance
Professor of Business and Economics,          New York Investment
University of Dubuque, Iowa; Adjunct          New York Select
Professor, Lake Forest Graduate School        New York Quality
of Management, Lake Forest, Illinois;   1992--Insured New York
prior thereto, Executive Director,      1993--Connecticut Premium
Towers Perrin Australia (management           Georgia Premium
consultant); Chartered Financial              Maryland Premium
Analyst; Certified Management                 Massachusetts
Consultant.                                   Premium
                                              Missouri Premium
                                              North Carolina
                                              Premium
                                              Virginia Premium
                                              Washington Premium
William J. Schneider, 52(3)(9)          1997--All Funds                  0        16,186(10)
Board Member of the Funds; Senior
partner, Miller-Valentine Partners;
Vice President, Miller-Valentine
Realty, Inc.

--------------------------------------------------------------------------------------------
                                                                          FULL COMMON SHARES
                                                                          BENEFICIALLY OWNED
                                                                          SEPTEMBER 15, 1997
                                                                     -----------------------
                                                                                     ALL
NAME, AGE AND PRINCIPAL OCCUPATIONS OF      YEAR FIRST ELECTED        THE          NUVEEN
 NOMINEES AS OF SEPTEMBER 15, 1997(1)     OR APPOINTED A TRUSTEE     FUNDS        FUNDS(2)
--------------------------------------------------------------------------------------------
*Timothy R. Schwertfeger, 48(5)(9)      1994--All Funds                  0       157,788(11)
Chairman (since July 1996) and Board
Member of the Funds (since July 1994);
Trustee and President (since July
1996) of the Nuveen Select Tax-Free
Portfolios advised by Nuveen
Institutional Advisory Corp.; Chairman
(since July 1996) and Director of The
John Nuveen Company, John Nuveen & Co.
Incorporated, Nuveen Advisory Corp.
and Nuveen Institutional Advisory
Corp.; Chairman and Director (since
January 1997) of Nuveen Asset
Management Inc.
Judith M. Stockdale, 49(3)              1997--All Funds                  0             0
Board Member of the Funds (since July
1997); Executive Director (since 1994)
of the Gaylord and Dorothy Donnelley
Foundation; prior thereto, Executive
Director (from 1990 to 1994) of the
Great Lakes Protection Fund.
--------------------------------------------------------------------------------------------

(*) "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' investment adviser, Nuveen Advisory Corp.

(1) The Board Member nominees of the Funds are directors or trustees, as the case may be, of 42 Nuveen open-end funds and 52 Nuveen closed-end funds managed by Nuveen Advisory Corp. ("NAC Funds"). In addition, Messrs. Dean and Schwertfeger are also board members of eight funds managed by Nuveen Institutional Advisory Corp.

(2) The number shown reflects the aggregate number of common shares beneficially owned by the nominee in all of the NAC Funds (excluding money market funds).

(3) Messrs. Bremner and Schneider and Ms. Stockdale are Class III Board Members of New York Value and have been nominated for a term to expire in 2000.

(4) Represents shares which are owned by Mr. Bremner's spouse. Mr. Bremner disclaims beneficial ownership of these shares.

(5) Messrs. Brown, Sawers and Schwertfeger are continuing Class I Board Members of New York Value whose term will expire in 1998.

(6) Mr. Dean and Ms. Impellizzeri are continuing Class II Board Members of New York Value whose term will expire in 1999.

(7) Includes shares held in the name of Mr. Dean's spouse.

(8) Represents shares of Common Stock of New York Select Quality. Ms. Impellizzeri has sole voting and investment power with respect to these shares.

(9) Messrs. Schneider and Schwertfeger are Board nominees to be elected by holders of MuniPreferred for all Funds except New York Value.

(10) Includes shares held jointly with, or in the name of, Mr. Schneider's spouse.

(11) Includes shares held jointly with, or in the name of, Mr. Schwertfeger's spouse.

The Board Members affiliated with John Nuveen & Co. Incorporated ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Funds. Board Members who are not affiliated with Nuveen or the Adviser receive a $32,500 annual retainer for serving as a director or trustee, as the case may be, of all closed-end funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes. Each Fund has adopted a Directors' Deferred Compensation Plan pursuant to which a Board Member of that Fund may elect to have all or a portion of the Board Member's fee deferred. Board Members may defer fees for any calendar year by the execution of a Participation Agreement prior to the beginning of the calendar year during which the Board Member wishes to begin deferral. In addition, the Board Members who are not affiliated with Nuveen or the Adviser receive a $27,500 annual retainer for services as a director or trustee, as the case may be, of all open-end funds sponsored by Nuveen and managed by the Adviser and similar per day meeting and other expenses.

The tables below show, for each Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation paid by Connecticut Premium, Georgia Premium, Maryland Premium, Massachusetts Premium, Missouri Premium, North Carolina Premium, Virginia Premium and Washington Premium for their fiscal year ended May 31, 1997 and for the New York Funds for their fiscal year ended September 30, 1997 and the total compensation that Nuveen funds accrued for each Board Member during the calendar year 1996, including any interest accrued for Board Members on deferred compensation. The rate of earnings on deferred compensation is equivalent to the average net earnings rate, computed on a quarterly basis, on the shares of such Nuveen fund.

--------------------------------------------------------------------------------

                                              AGGREGATE COMPENSATION FROM THE FUNDS
                                   -----------------------------------------------------------
                                   CONNECTICUT   GEORGIA   MARYLAND   MASSACHUSETTS   MISSOURI
      NAME OF BOARD MEMBER           PREMIUM     PREMIUM   PREMIUM       PREMIUM      PREMIUM
----------------------------------------------------------------------------------------------
Robert P. Bremner                     $  0        $  0       $  0         $  0          $  0
Lawrence H. Brown                      332         296        470          321           255
Anne E. Impellizzeri                   332         296        470          321           255
Peter R. Sawers                        332         296        470          321           255
William J. Schneider                     0           0          0            0             0
Judith M. Stockdale                      0           0          0            0             0
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            AGGREGATE-COMPENSATION-FROM-THE-FUNDS
                                  ---------------------------------------------------------
                                  NEW YORK      NEW YORK     NEW YORK   NEW YORK   NEW YORK
      NAME OF BOARD MEMBER           VALUE   PERFORMANCE   INVESTMENT     SELECT    QUALITY
-------------------------------------------------------------------------------------------
Robert P. Bremner                   $ 75        $106          $115        $134       $138
Lawrence H. Brown                    393         631           700         845        873
Anne E. Impellizzeri                 393         631           700         845        873
Peter R. Sawers                      393         631           700         845        873
William J. Schneider                  75         106           115         134        138
Judith M. Stockdale                    0           0             0           0          0
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                   TOTAL
                                                                                COMPENSATION
                                                                                NUVEEN FUNDS
                                                                                ACCRUED FOR
                                     AGGREGATE-COMPENSATION-FROM-THE-FUNDS      TRUSTEES(1)-
                                  ----------------------------------------------------------
                                              NORTH
                                   INSURED   CAROLINA   VIRGINIA   WASHINGTON
        NAME OF TRUSTEE           NEW YORK   PREMIUM    PREMIUM     PREMIUM
--------------------------------------------------------------------------------------------
Robert P. Bremner                   $ 80       $  0       $  0        $  0        $     0(2)
Lawrence H. Brown                    432        359        423         261         59,000
Anne E. Impellizzeri                 432        359        423         261         59,000
Peter R. Sawers                      432        359        423         261         59,000
William J. Schneider                  80          0          0           0              0(2)
Judith M. Stockdale                    0          0          0           0              0(2)
--------------------------------------------------------------------------------------------

(1) Includes compensation for service on the boards of the NAC Funds.

(2) Messrs. Bremner and Schneider were appointed to the Board of the Funds in May 1997 and were elected to the Boards of other NAC Funds in January 1997. Ms. Stockdale was appointed to the Board of the NAC Funds, including the Funds, in July 1997.

Anthony T. Dean, Peter R. Sawers and Timothy R. Schwertfeger currently serve as members of the executive committee of the Board of each Fund. The executive committee of each Fund, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The executive committee of Connecticut Premium, Georgia Premium, Maryland Premium, Massachusetts Premium, Missouri Premium, North Carolina Premium, Virginia Premium and Washington Premium held thirteen meetings during the fiscal year ended May 31, 1997. The executive committee of the New York Funds held eleven meetings during the fiscal year ended September 30, 1997.

Each Fund's Board has an audit committee currently composed of Robert P. Bremner, Lawrence H. Brown, Anne E. Impellizzeri, Peter R. Sawers, William J. Schneider and Judith M. Stockdale, Board Members who are not "interested persons." The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. The audit committee of Connecticut Premium, Georgia Premium, Maryland Premium, Massachusetts Premium, Missouri Premium, North Carolina Premium, Virginia Premium and Washington Premium held two meetings during the fiscal year ended May 31, 1997. The audit committee of the New York Funds held two meetings during the fiscal year ended September 30, 1997.

Nomination of those Board Members who are not "interested persons" of each Fund is committed to a nominating committee composed of Board Members who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non-interested Board Members. The nominating committee of Connecticut Premium, Georgia Premium, Maryland Premium, Massachusetts Premium, Missouri Premium, North Carolina Premium, Virginia Premium and Washington Premium held eight meetings during the fiscal year ended May 31, 1997. The nominating committee of the New York Funds held eight meetings during the fiscal year ended September 30, 1997. No policy or procedure has been established as to the recommendation of Board Member nominees by shareholders.

On July 30, 1997, the Board of each Fund approved the formation of a dividend committee. The dividend committee is authorized to declare distributions on the Funds' shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. Anthony T. Dean and Lawrence H. Brown are the members of the dividend committee for each Fund. The dividend committee of the New York Funds held two meetings during the fiscal year ended September 30, 1997.

The Board of Connecticut Premium, Georgia Premium, Maryland Premium, Massachusetts Premium, Missouri Premium, North Carolina Premium, Virginia Premium and Washington Premium held six meetings during the fiscal year ended May 31, 1997. The Board of the New York Funds held five meetings during the fiscal year September 30, 1997. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof) except that Mr. Schwertfeger was unable to attend several executive committee meetings held solely to declare dividends.

Each Fund has the same executive officers. The following table sets forth information as of September 15, 1997 with respect to each executive officer of the Funds, other than executive officers who are Board Members and reflected above. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire at the first meeting of the Board of each Fund following the Annual Meetings of Shareholders, which Board meeting is presently scheduled to be held on November 19, 1997.

--------------------------------------------------------------------------------
     NAME, AGE AND PRINCIPAL OCCUPATIONS        POSITIONS AND OFFICES WITH FUNDS
--------------------------------------------------------------------------------

William M. Fitzgerald, 33                       Vice President (since 1996)
Vice President of Nuveen Advisory Corp. (since
December 1995); prior thereto, Assistant Vice
President (from September 1992 to December
1995) and Assistant Portfolio Manager (from
June 1988 to September 1992) of Nuveen
Advisory Corp.; Chartered Financial Analyst.
Kathleen M. Flanagan, 50                        Vice President (since 1994)
Vice President of John Nuveen & Co.
Incorporated; Vice President (since June 1996)
of Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.
J. Thomas Futrell, 42                           Vice President (since 1991)
Vice President of Nuveen Advisory Corp.;
Chartered Financial Analyst.
Steven J. Krupa, 40                             Vice President (since 1990)
Vice President of Nuveen Advisory Corp.
Anna R. Kucinskis, 51                           Vice President (since 1991)
Vice President of John Nuveen & Co.
Incorporated.

--------------------------------------------------------------------------------
     NAME, AGE AND PRINCIPAL OCCUPATIONS        POSITIONS AND OFFICES WITH FUNDS
--------------------------------------------------------------------------------
Larry W. Martin, 46                             Vice President (since 1993) &
Vice President (since September 1992),          Assistant Secretary (since 1989)
Assistant Secretary and Assistant General
Counsel of John Nuveen & Co. Incorporated;
Vice President (since May 1993) and Assistant
Secretary of Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.; Assistant
Secretary (since February 1993) of The John
Nuveen Company

Edward F. Neild, IV, 31                         Vice President (since 1996)
Vice President of Nuveen Advisory Corp. and
Nuveen Institutional Corp. (since September
1996); prior thereto, Assistant Vice President
of Nuveen Advisory Corp. (from December 1993
to September 1996) and Nuveen Institutional
Advisory Corp. (from May 1995 to September
1996); previously, Portfolio Manager of Nuveen
Advisory Corp. (January 1992); Chartered
Financial Analyst.

O. Walter Renfftlen, 58                         Vice President & Controller
Vice President and Controller of The John       (since 1987)
Nuveen Company, John Nuveen & Co.
Incorporated, Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.

Thomas C. Spalding, Jr., 46                     Vice President (since 1987)
Vice President of Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp.; Chartered
Financial Analyst.

H. William Stabenow, 63                         Vice President & Treasurer
Vice President and Treasurer of The John        (since 1988)
Nuveen Company, John Nuveen & Co.
Incorporated, Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.

Gifford R. Zimmerman, 41                        Vice President (since 1993) &
Vice President (since September 1992),          Assistant Secretary (since 1989)
Assistant Secretary and Associate General
Counsel of John Nuveen & Co. Incorporated;
Vice President (since May 1993) and Assistant
Secretary of Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.
--------------------------------------------------------------------------------

On September 15, 1997, Board Members and executive officers of the Funds as a group beneficially owned 301,562 common shares of all funds managed by the Adviser (excluding money market funds) and as a group beneficially owned 1,000 shares of Common Stock of New York Select Quality, but did not beneficially own any Common Shares of any other Fund or any shares of MuniPreferred of any Fund. As of September 22, 1997, no person is known to the Funds to have owned beneficially more than five percent of the Common Shares or MuniPreferred of any Fund except that B.K. Werner, c/o Safety National Casualty Corporation, 2043 Woodland Parkway, St. Louis, Missouri 63146 indicated in a Schedule 13D filed with the Securities and Exchange Commission on December 26, 1996 that B.K. Werner beneficially owned 132,650 Common Shares of Missouri Premium, which constituted 6.21% of Missouri Premium's outstanding Common Shares.

2. SELECTION OF INDEPENDENT AUDITORS

The members of each Fund's Board who are not "interested persons" of that Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records for Connecticut Premium, Georgia Premium, Maryland Premium, Massachusetts Premium, Missouri Premium, North Carolina Premium, Virginia Premium and Washington Premium for the fiscal year ending May 31, 1998 and for the New York Funds for the fiscal year ending September 30, 1998. Ernst & Young LLP has served each Fund in this capacity since that Fund was organized and has no direct or indirect financial interest in that Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of each Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meetings and will be available to respond to any appropriate questions raised at the Annual Meetings and to make a statement if he or she wishes.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

SECTION 16 REPORTING COMPLIANCE

Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each Fund's officers and Board Members, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during the fiscal year ended May 31, 1997 for Connecticut Premium, Georgia Premium, Maryland Premium, Massachusetts Premium, Missouri Premium, North Carolina Premium, Virginia Premium and Washington Premium and during the fiscal year ended September 30, 1997 for the New York Funds, all Section 16(a) filing requirements applicable to that Fund's officers and Board Members, investment adviser and affiliated persons of the investment adviser were complied with.

ANNUAL REPORT DELIVERY

Annual reports for the Funds' most recent fiscal years were sent to shareholders of record of each Fund following the fiscal year end. EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT AND, IN THE CASE OF THE NEW YORK FUNDS, THE MORE RECENT SEMI-ANNUAL REPORT UPON REQUEST. SUCH WRITTEN OR ORAL REQUEST SHOULD BE DIRECTED TO SUCH FUND AT 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-257-8787.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen

Company which in turn is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen acted as co-managing underwriter for each Fund in connection with such Fund's public offering of Common Shares and (except for New York Value) MuniPreferred.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 1998, a shareholder proposal must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than June 17, 1998.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of each Fund, by officers or employees of John Nuveen & Co. Incorporated or Nuveen Advisory Corp., or by dealers and their representatives. The Funds have engaged Tritech Services to assist in the solicitation of proxies at a total estimated cost of $35,000.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Assistant Secretary

                                                                         NTC1197

NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC.                 PROXY BALLOT

COMMON STOCK
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 19, 1997

The undersigned hereby appoints Anthony T. Dean, Timothy R. Schwertfeger and Gifford R. Zimmerman, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the common stock of the undersigned at the Annual Meeting of Shareholders of Nuveen New York Quality Income Municipal Fund, Inc. to be held on November 19, 1997, or any adjournment or adjournments thereof and in accordance with their best judgement, on any other business that may properly come before the meeting:

1. Election of Directors:
   NOMINEES:    Robert P. Bremner, Lawrence H. Brown, Anthony T. Dean, Anne E.
                Impellizzeri, Peter R. Sawers and Judith M. Stockdale.

2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending September 30, 1998.

-------------------------------------------------------------------------------
You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.
-------------------------------------------------------------------------------

                              SEE REVERSE SIDE

                                                                         NUN1197


The Board of Directors recommends a vote FOR all nominees and the proposal:         Please mark your votes as in this example.  /X/
------------------------------------------------------------------------------------------------------------------------------------
1.     ELECTION OF DIRECTORS:          / / FOR            / / WITHHOLD authority         / / WITHHOLD authority to vote
        (SEE REVERSE FOR NOMINEES)         all nominees       to vote for all nominees       for nominees indicated below:

                                                                                             -----------------------------
INSTRUCTIONS:
To grant authority to vote FOR ALL nominees, mark the box on the left above OR do not mark any box above.
To WITHHOLD authority to vote FOR ALL nominees, mark the box in the middle above.
To WITHHOLD authority to vote FOR ANY ONE OR MORE of the nominees, mark the box on the right above AND write each nominees name in the space provided.
                                                                                                      FOR     AGAINST    ABSTAIN
2.    RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL       / /       / /       / /
      YEAR ENDING SEPTEMBER 30, 1998.

------------------------------------------------------------------------------------------------------------------------------------

THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE
ELECTION OF DIRECTORS AND FOR THE PROPOSALS SET FORTH ON THIS PROXY, AND IN THE DISCRETION OF THE PROXIES IN ACCORDANCE WITH THEIR
BEST JUDGMENT ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

Please be sure to sign and date this Proxy.


--------------------------------
Shareholder sign here       Date

--------------------------------
Co-owner sign here          Date

NOTE: Please sign exactly as your
name appears on this Proxy. If signing
for estates, trusts or corporations,
title or capacity should be stated.
If shares are held jointly, each holder
should sign.

/ / BK NTC1197          NUN1197

NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC.                 PROXY BALLOT

MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK, SERIES M,W AND TH PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 19, 1997

The undersigned hereby appoints Anthony T. Dean, Timothy R. Schwertfeger and Gifford R. Zimmerman, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the shares of Municipal Auction Rate Cumulative Preferred Stock, Series M, W and TH, of the undersigned at the Annual Meeting of Shareholders of Nuveen New York Quality Income Municipal Fund, Inc. to be held on November 19, 1997, or any adjournment or adjournments thereof and in accordance with their best judgment, on any other business that may properly come before the meeting:

1. Election of Directors:
   NOMINEES: -- BY ALL SHAREHOLDERS: Robert P. Bremner, Lawrence H. Brown,
                Anthony T. Dean, Anne E. Impellizzeri, Peter R. Sawers and Judith M. Stockdale.
   NOMINEES: -- BY HOLDERS OF MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK
                ONLY: William J. Schneider and Timothy R. Schwertfeger.

2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending September 30, 1998.

-------------------------------------------------------------------------------
You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.
-------------------------------------------------------------------------------

                              SEE REVERSE SIDE

                                                                       NUN1197-P


The Board of Directors recommends a vote FOR all nominees and the proposal:         Please mark your votes as in this example.  /X/
-----------------------------------------------------------------------------------------------------------------------------------
1.     ELECTION OF DIRECTORS:          / / FOR            / / WITHHOLD authority         / / WITHHOLD authority to vote
       (SEE REVERSE FOR NOMINEES)          all nominees       to vote for all nominees       for nominees indicated below:

                                                                                             -----------------------------
INSTRUCTIONS:
To grant authority to vote FOR ALL nominees, mark the box on the left above OR do not mark any box above.
To WITHHOLD authority to vote FOR ALL nominees, mark the box in the middle above.
To WITHHOLD authority to vote FOR ANY ONE OR MORE of the nominees, mark the box on the right above AND write each nominee's name in the space provided.
                                                                                                      FOR     AGAINST    ABSTAIN
2.    RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL       / /       / /       / /
      YEAR ENDING SEPTEMBER 30, 1998.

-----------------------------------------------------------------------------------------------------------------------------------

THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE
ELECTION OF DIRECTORS AND FOR THE PROPOSALS SET FORTH ON THIS PROXY, AND IN THE DISCRETION OF THE PROXIES IN ACCORDANCE WITH THEIR
BEST JUDGMENT ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

Please be sure to sign and date this Proxy.


--------------------------------
Shareholder sign here       Date

--------------------------------
Co-owner sign here          Date

NOTE: Please sign exactly as your
name appears on this Proxy. If signing
for estates, trusts or corporations,
title or capacity should be stated.
If shares are held jointly, each holder
should sign.

/ / BK NTC1197          NUN1197-P


